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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): December 4, 2003



                       FINANCIAL ASSET SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement,
       dated on or about November 1, 2003, providing for the issuance of the Financial Asset Securities Corp. C-BASS Mortgage Loan
                  Asset-Backed Certificates, Series 2003-CB6)

                       FINANCIAL ASSET SECURITIES CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-99463-01              13-3172275
 --------------------------          ------------              ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


600 Steamboat Road
Greenwich, Connecticut                             06830
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(Address of Principal                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (203) 625-2700.
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Item 5. Other Events and Required FD Disclosure.
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     On November 1, 2003, Financial Asset Securities Corp. (the "Company")
entered into a Pooling and Servicing Agreement dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"), Litton Loan Servicing LP, as servicer (the "Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"), providing for the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB6. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1 Pooling and Servicing Agreement dated November 1, 2003, by and among the Company, the Seller, the Servicer and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FINANCIAL ASSET SECURITIES CORP.




                                    By:  /s/ James Raezer
                                       --------------------------------
                                       Name:   James Raezer
                                       Title:  Senior Vice President



Dated:  December 23, 2003


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Exhibit Index
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Exhibit                                                                   Page
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4.1   Pooling and Servicing Agreement dated November 1, 2003,
      by and among the Company, the Seller, the Servicer and the Trustee.   6